Exhibit 10.2
Execution Copy
WAIVER AND AMENDMENT NO. 3
TO THIRD AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
Waiver and Amendment No. 3 to Third Amended and Restated Receivables Purchase Agreement (this “Waiver and Amendment”) is entered into as of February 24, 2011, by and among Energizer Receivables Funding Corporation, a Delaware corporation (“Seller”), Energizer Battery, Inc., a Delaware corporation (“EBI”), as servicer (in such capacity, the “Servicer”) Energizer Personal Care, LLC, a Delaware limited liability company (“EPC”), as sub-servicer (in such capacity, the “Sub-Servicer” and, together with Seller and Servicer, the “Seller Parties” and each a “Seller Party”), Three Pillars Funding LLC (“Three Pillars”), as a conduit and a committed purchaser (in such capacity, a “Committed Purchaser”), Gotham Funding Corporation (“Gotham”), Victory Receivables Corporation (“Victory” and, together with Three Pillars and Gotham, the “Conduits” and each, a “Conduit”), The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (“BTMU”), as an agent (in such capacity, an “Agent”), as a committed purchaser (in such capacity, a “Committed Purchaser”) and as administrative agent for the Purchasers (as defined in the Purchase Agreement (as defined below)) (in such capacity, the “Administrative Agent”), and SunTrust Robinson Humphrey, Inc. (“STRH”), as an agent (in such capacity, an “Agent”).
RECITALS
The Seller Parties, Three Pillars, Gotham, Victory, BTMU and STRH entered into that certain Third Amended and Restated Receivables Purchase Agreement, dated as of May 4, 2009 (as amended, restated or otherwise modified from time to time and in effect immediately prior to the date hereof, the “Purchase Agreement”).
Each of the parties hereto now desires to amend the Purchase Agreement and to grant a waiver of certain Amortization Events and Potential Amortization Events upon the terms and subject to the conditions set forth herein. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth for such terms in the Purchase Agreement.
In consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Waiver. Subject to Section 3 below, the Seller and the Servicer hereby request, and the Administrative Agent, the Agents and the Purchasers hereby agree, as of the date hereof, to waive the occurrence of any breach under the Purchase Agreement and any Amortization Event described in Section 9.1(a)(ii) or (b) of the Purchase Agreement existing on the date hereof, in each case, solely to the extent directly caused by the failure of the Servicer to deliver an Interim Report to the Administrative Agent and each Agent on each of December 22, 2009, January 22, 2010, February 22, 2010, December 22, 2010, January 22, 2011 and February 22, 2011, as required by Section 8.5(iii) of the Purchase Agreement (collectively, the “Subject Events”). This Waiver and Amendment shall be strictly limited to its terms. Consistent with the foregoing, nothing contained herein shall be deemed to be a waiver or abandonment of (i) any other event, Amortization Event or Potential Amortization Event (whether presently or subsequently existing or arising), or (ii) any rights, powers and/or remedies presently or subsequently available to the Administrative Agent, the Agents or the Purchasers against the Seller, the Servicer and/or any other Person or entity under any of the Transaction Documents, applicable law or otherwise, relating to any matter other than solely with respect to the Subject Events to the extent described herein, each of which rights, powers or remedies is hereby specifically and expressly reserved.
Section 2.Amendments to Purchase Agreement. The Purchase Agreement is hereby amended by deleting the phrase “on the twenty-second day of each of December, January and February, and” where such phrase appears in clause (iii) of Section 8.5 of the Purchase Agreement.
Section 3.Conditions to Effectiveness of Waiver and Amendment. This Waiver and Amendment shall become effective upon the satisfaction of the conditions precedent that:
(a)Waiver and Amendment. Each Agent shall have received, on or before the date hereof, executed counterparts of this Waiver and Amendment, duly executed by each of the parties hereto.

(b)Representations and Warranties. As of the date hereof, both before and after giving effect to this Waiver and Amendment, all of the representations and warranties contained in the Purchase Agreement and in each other Transaction Document shall be true and correct as though made on and as of the date hereof (and by its execution hereof, each of Seller and EBI shall be deemed to have represented and warranted such).
(c)No Amortization Event or Potential Amortization Event. As of the date hereof, both before and after giving effect to this Waiver and Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing, except for such events as are expressly waived under Section 1 hereof (and by its execution hereof, each of Seller and EBI shall be deemed to have represented and warranted such).
Section 4.Miscellaneous.
(a)Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to, or an acknowledgement of, any amendment, waiver or modification of any other term or condition of the Purchase Agreement or any other Transaction Document or of any other instrument or agreement referred to therein or (ii) prejudice any right or remedy which the Administrative Agent, any Agent or any Purchaser may now have or may have in the future under or in connection with the Purchase Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Purchase Agreement to “this Agreement,” “herein,” “hereof' and words of like import and each reference in the other Transaction Documents to the “Third Amended and Restated Receivables Purchase Agreement,” the “Receivables Purchase Agreement” or the “Purchase Agreement” shall mean the Purchase Agreement, as amended hereby. This Waiver and Amendment shall be construed in connection with and as part of the Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect. The parties hereto hereby acknowledge and agree that (i) this Waiver and Amendment shall not create any course of dealing or expectation with respect to any future amendments or waivers and (ii) the parties hereto have no obligation whatsoever to grant any additional amendments, waivers, extensions or forbearance with respect to the subject matter hereof or otherwise.
(b)Transaction Documents. This Waiver and Amendment is a Transaction Document executed pursuant to the Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.
(c)Costs, Fees and Expenses. Seller agrees to reimburse the Administrative Agent, each Agent and each Committed Purchaser upon demand for all of the Administrative Agent's, such Agent's and such Committed Purchaser's reasonable costs, fees and expenses incurred in connection with the preparation, execution and delivery of this Waiver and Amendment (including the reasonable fees and expenses of counsel to the Administrative Agent, such Agent or such Committed Purchaser).
(d)Counterparts. This Waiver and Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.
(e)Severability. Any provision contained in this Waiver and Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Waiver and Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.
(f)GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.
(g)CONSENT TO JURISDICTION. EACH SELLER PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AMENDMENT, AND EACH SELLER PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT, ANY AGENT OR ANY COMMITTED PURCHASER TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST THE ADMINISTRATIVE AGENT, ANY AGENT OR ANY COMMITTED PURCHASER OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT, ANY AGENT OR ANY COMMITTED PURCHASER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR ANY DOCUMENT EXECUTED BY SUCH SELLER PARTY PURSUANT TO THIS AMENDMENT SHALL BE BROUGHT ONLY IN A COURT IN THE BOROUGH OF MANHATTAN, NEW YORK, NEW YORK.

[Signature pages to follow]

S-6    Energizer -
Waiver and Amendment No. 3 to 3rd A&R RPA
IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be executed and delivered by their respective duly authorized officers as of the date hereof.
ENERGIZER RECEIVABLES FUNDING
CORPORATION

By: /s/ William C. Fox
Name: William C. Fox
Title: Vice President and Treasurer

ENERGIZER BATTERY, INC.

By: /s/ William C. Fox
Name: William C. Fox
Title: Vice President and Treasurer

ENERGIZER PERSONAL CARE, LLC

By: /s/ William C. Fox
Name: William C. Fox
Title: Vice President and Treasurer

THREE PILLARS FUNDING LLC

By: /s/ Doris J. Hearn
Name: Doris J. Hearn
Title: Vice President

GOTHAM FUNDING CORPORATION

By: /s/ Frank B. Bilotta
Name:  Frank B. Bilotta
Title:   President

VICTORY RECEIVABLES CORPORATION

By: /s/ Frank B. Bilotta
Name:  Frank B. Bilotta
Title:   President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,

as Administrative Agent and as an Agent

By: /s/ Aditya Reddy
Name:  Aditya Reddy
Title:   Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Committed Purchaser

By: /s/ Victor Pierzchalski
Name:  Victor Pierzchalski
Title:   Authorized Signatory
SUNTRUST ROBINSON HUMPHREY, INC.,
as an Agent

By: /s/ Joseph R. Franke
Name:  Joseph R. Franke
Title:   Director

Consented to and reaffirming its Obligations under (and as defined in) the Performance Undertaking:

ENERGIZER HOLDINGS, INC.

By: /s/William C. Fox
Name: William C. Fox
Title: VP, Treasurer